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                                                                   Exhibit 10.8


                             SECURED PROMISSORY NOTE

                                                                 March 31, 2000

$104,000.00

         For value received, the undersigned, Stanley N. Lapidus, (the "OBLIGOR"), hereby promises to pay to the order of Exact Laboratories, Inc., a Delaware corporation (the "COMPANY") or its registered assigns, at the Company's principal office at 63 Great Road, Maynard, Massachusetts 01754 or at such other place as may be designated from time to time in writing by Company, the principal sum of One Hundred Four Thousand Dollars and No Cents ($104,000.00) together with interest in arrears from and including the date hereof on the unpaid principal balance hereunder, computed daily, at the rate of 9% per annum, payable as set forth below. At the option of Company and to the extent permitted by applicable law, the rate of interest on any unpaid principal or interest not paid when due and payable hereunder shall be two percent (2%) per annum above the rate of interest set forth in the immediately preceding sentence. Interest shall be calculated on the basis of actual number of days elapsed over a year of 360 days. Notwithstanding any other provision of this Promissory Note, the Company does not intend to charge and Obligor shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law; any payments in excess of such maximum shall be refunded to Obligor or credited to reduce principal hereunder. All payments received by Company hereunder will be applied first to costs of collection, if any, then to interest and the balance to principal. Principal and interest shall be payable in lawful money of the United States of America.
         120 payments of $780.00 accrued interest only shall be paid on the last Thursday of each month beginning in April, 2000, until March 31, 2010 at which time the final payment of outstanding principal and accrued interest thereon shall be due and payable in full, if not sooner paid; PROVIDED, HOWEVER, (i) if Obligor's employment with the Company is terminated at any time for any or no reason, the principal (plus accrued interest) shall be immediately due and payable upon the effective date of such termination, or (ii) if the Company effects a registration of it's capital stock in an initial public offering under the Securities Act of 1933, as amended (an "IPO"),

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then the principal (plus accrued interest) shall be due and payable within 2 years following the effective date of the Registration Statement filed with the Securities and Exchange Commission effecting the IPO. Payments of principal plus interest shall be paid through payroll deductions from Obligor's wages from the Company.
         If any day on which a payment is due pursuant to the terms of this Promissory Note is not a day on which banks in the Commonwealth of Massachusetts are generally open (a "BUSINESS DAY"), such payment shall be due on the next Business Day following.
         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part, all such prepayments to be applied upon installments of most remote maturity. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.
         This Promissory Note is secured by and entitled to the benefits of a Pledge Agreement between Obligor and Company of even date herewith (the "PLEDGE AGREEMENT"). Upon the occurrence of any Event of Default, as defined below, Company may declare any or all obligations or liabilities of Obligor to Company (including the unpaid principal hereunder and any interest due thereon), immediately due and payable without presentment, demand, protest or notice.
         This Promissory Note shall, at the option of the holder hereof, become due and payable without notice or demand, upon the happening of any one of the following specified events by or with respect to the Obligor or any guarantor of this Promissory Note (each an "EVENT OF DEFAULT"): (1) failure to pay any amount as herein set forth; (2) default in the performance of any other obligation to Company, which default is not cured within thirty (30) days after written notice of such default from Company; (3) insolvency (however evidenced) or the commission of any act of insolvency; (4) the making of a general assignment for the benefit of creditors; (5) the filing of any petition or the commencement of any proceeding for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions; (6) the filing of any petition or the commencement of any proceeding for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions, which proceeding is not dismissed within sixty (60) days; (7) suspension of the transaction of the usual business of Obligor; or (8) the past or future making of a false representation or warranty by Obligor in connection with any loan or loans by Company.

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        Any deposits or other sums at any time credited by or due from Company to or for Obligor and any securities or other property of Obligor in the possession of Company shall at all times be held and treated as collateral security for the payment of this Promissory Note and any other liability now existing or hereafter arising of Obligor to Company and Company may apply or set off any such deposits and sums against said liabilities.
         If this Promissory Note is not paid in accordance with its terms, Obligor shall pay to Company, in addition to principal and accrued interest thereon, all costs of collection of the principal and accrued interest, including, but not limited to, reasonable attorneys' fees, court costs and other costs for the enforcement of payment of this Promissory Note.
         No waiver of any obligation of Obligor under this Promissory Note shall be effective unless it is in a writing signed by Company. A waiver by Company of any right or remedy under this Promissory Note on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.
         Any notice required or permitted under this Promissory Note shall be in writing and shall be deemed to have been given on the date of delivery, if personally delivered to the party to whom notice is to be given, or on the fifth business day after mailing, if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, and addressed to the addressee at the address of the addressee set forth herein, or to the most recent address, specified by written notice, given to the sender pursuant to this paragraph.
         This Promissory Note is delivered in and shall be enforceable in accordance with the laws of the Commonwealth of Massachusetts, and shall be construed in accordance therewith, and shall have the effect of a sealed instrument.
         Obligor hereby expressly waives presentment, demand, and protest, notice of demand, dishonor and nonpayment of this Promissory Note, and all other notices or demands of any kind in connection with the delivery, acceptance, performance, default or enforcement hereof, and hereby consents to any delays, extensions of time, renewals, waivers or modifications that may be granted or consented to by the holder hereof with respect to the time of payment or any other provision hereof or of the Pledge Agreement.

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        In the event any one or more of the provisions of this Promissory Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Promissory Note operate or would prospectively operate to invalidate this Promissory Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Promissory Note and the remaining provisions of this Promissory Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

                                    OBLIGOR:


                                   /s/ Stanley N. Lapidus
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                                    Signature


                                   STANLEY N. LAPIDUS
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                                    Print Name